UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 5, 2016

Date of Report (Date of earliest event reported)

FCB FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36586	27-0775699
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

2500 Weston Road, Suite 300

Weston, Florida 33331

(Address of principal executive offices)

(954) 984-3313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Event

On May 5, 2016, the Board of Directors (the “Board”) of FCB Financial Holdings, Inc. adopted an amendment to the FCB Financial Holdings, Inc. 2016 Stock Incentive Plan (the “2016 Plan”) to (i) reduce the maximum number of shares of Class A Common Stock available for grants pursuant to Awards under the 2016 Plan from 2,800,000 to 2,000,000 shares, and (ii) provide that the 2016 Plan shall expire and terminate on the fifth anniversary of its adoption by the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2016	FCB FINANCIAL HOLDINGS, INC.

	By:	/s/ Jennifer Simons
	Name:	Jennifer Simons
	Title:	Chief Financial Officer